                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated December 28, 2000, (2000-6), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 16, 2000 to December 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of December, 2000.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer

                                                                   SERIES 2000-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                CUSIP NO.#20846Q FL7,FM5,FN3,FP8,FQ6,FR4,FS2,FT0
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 1/2/01
                          *REVISED

                                                                                       Total $                      Per $1,000
                                                                                       Amount                        Original
                                                                                -------------------           --------------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available (including Monthly Servicing Fee)                                5,653,153.00  *Revised
                                                                                -------------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for prior Remittance Date                            0.00
                                                                                -------------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                                   5,653,153.00
                                                                                -------------------

 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                         0.00
                                                                                -------------------

A.   Interest
     (2) Aggregate  interest
         a. Class A-1 Remittance Rate (6.43%)                                              6.43000%
                                                                                -------------------
         b. Class A-1 Interest                                                             44,206.25                     0.53583333
                                                                                -------------------           ---------------------

         c. Class A-2 Remittance Rate (6.36%)                                                 6.36%
                                                                                -------------------
         d. Class A-2 Interest                                                            16,695.00                      0.53000000
                                                                                -------------------           ---------------------

         e. Class A-3 Remittance Rate (6.55%)                                                 6.55%
                                                                                -------------------
         f. Class A-3 Interest                                                            18,558.33                      0.54583324
                                                                                -------------------           ---------------------

         g. Class A-4 Remittance Rate (6.77%)                                                 6.77%
                                                                                -------------------
         h. Class A-4 Interest                                                            38,081.25                      0.56416667
                                                                                -------------------           ----=----------------

         i. Class A-5 Remittance Rate (7.27%)                                                 7.27%
                                                                                -------------------
         j. Class A-5 Interest                                                            87,542.92                      0.60583336
                                                                                -------------------           ---------------------


     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                                  0.00                               0
                                                                                -------------------           ---------------------

     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                                  0.00                               0
                                                                                -------------------           ---------------------

B.  Principal
     (5) Formula Principal Distribution  Amount                                        5,197,500.81                             N/A
                                                                                -------------------           ---------------------
         a. Scheduled Principal                                                          230,210.08                             N/A
                                                                                -------------------           ---------------------
         b. Principal Prepayments                                                      1,890,222.18                             N/A
                                                                                -------------------           ---------------------
         c. Liquidated Contracts                                                               0.00                             N/A
                                                                                -------------------           ---------------------
         d. Repurchases                                                                        0.00                             N/A
                                                                                -------------------           ---------------------
         e. Current Month Advanced Principal                                             645,556.61                             N/A
                                                                                -------------------           ---------------------
         f. Prior Month Advanced Principal                                                     0.00                             N/A
                                                                                -------------------           ---------------------
         g. Additional Principal Distribution ($4,500,000.00 cap)                      2,431,511.94  *Revised
                                                                                -------------------

     (6) Pool Scheduled Principal Balance                                            447,879,567.74
                                                                                -------------------
    (6b) Adjusted Pool Principal Balance                                             447,234,011.13                    993.85335807
                                                                                -------------------           ---------------------
    (6c) Pool Factor                                                                     0.99385336
                                                                                -------------------

    (6d) Net Certificate Principal Balance                                           440,302,499.19
                                                                                -------------------
    (6e) Overcollateralization Amount ($9,000,000.00 cap)                              6,931,511.94
                                                                                -------------------
    (6f) Prefunded Amount                                                                      0.00
                                                                                -------------------

                                                                   SERIES 2000-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                CUSIP NO.#20846Q FL7,FM5,FN3,FP8,FQ6,FR4,FS2,FT0
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 1/2/01
                                     Page 2



    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                               0.00
                                                                                -------------------

    (8) Class A Percentage for such Remittance Date                                         100.00%
                                                                                -------------------

    (9) Class A Percentage for the following Remittance Date                                100.00%
                                                                                -------------------

   (10) Class A Principal Distribution:
         a. Class A-1                                                                  5,197,500.81 *Revised           63.00000982
                                                                                -------------------           --------------------
         b. Class A-2                                                                          0.00                     0.00000000
                                                                                -------------------           --------------------
         c. Class A-3                                                                          0.00                     0.00000000
                                                                                -------------------           --------------------
         d. Class A-4                                                                          0.00                     0.00000000
                                                                                -------------------           --------------------
         e. Class A-5                                                                          0.00                     0.00000000
                                                                                -------------------           --------------------

   (11) Class A-1 Principal Balance                                                   77,302,499.19 *Revised          936.99999018
                                                                                -------------------           --------------------
  (11a) Class A-1 Pool Factor                                                            0.93699999
                                                                                -------------------

   (12) Class A-2 Principal Balance                                                   31,500,000.00                   1000.0000000
                                                                                -------------------           --------------------
  (12a) Class A-2 Pool Factor                                                            1.00000000
                                                                                -------------------

   (13) Class A-3 Principal Balance                                                   34,000,000.00                   1000.0000000
                                                                                -------------------           --------------------
  (13a) Class A-3 Pool Factor                                                            1.00000000
                                                                                -------------------

   (14) Class A-4 Principal Balance                                                   67,500,000.00                   1000.0000000
                                                                                -------------------           --------------------
  (14a) Class A-4 Pool Factor                                                            1.00000000
                                                                                -------------------

   (15) Class A-5 Principal Balance                                                  144,500,000.00                   1000.0000000
                                                                                -------------------           --------------------
  (15a) Class A-5 Pool Factor                                                            1.00000000
                                                                                -------------------

   (16) Unpaid Class A Principal Shortfall
        (if any)following current Remittance Date                                              0.00
                                                                                -------------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

   (17)  31-59 days                                                                            0.00                              0
                                                                                -------------------           --------------------

   (18)  60 days or more                                                                       0.00                              0
                                                                                -------------------           --------------------

   (19) Current Month Repossessions                                                            0.00                              0
                                                                                -------------------           --------------------

   (20)  Repossession Inventory                                                                0.00                              0
                                                                                -------------------           --------------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                                                   SERIES 2000-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                CUSIP NO.#20846Q FL7,FM5,FN3,FP8,FQ6,FR4,FS2,FT0
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 1/2/01
                                     Page 3


Class M-1, M-2 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in January, 2005.)

(21) Average Sixty - Day Delinquency Ratio Test

         (a) Sixty - Day Delinquency Ratio for current Remittance Date                      0.00%
                                                                               ------------------

         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 6.25%)                                                         0.00%
                                                                               ------------------

(22)  Average Thirty - Day Delinquency Ratio

         (a) Thirty - Day Delinquency Ratio for current Remittance Date                     0.00%
                                                                               ------------------

         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed N/A% (no test))                                                0.00%
                                                                               ------------------

(23)  Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for current Remittance Date
             (as a percentage of Cut-off Date Pool Principal Balance:
             may not exceed 5.5% from Jan. 1, 2005 to Dec. 31, 2005;
             7.0% from Jan. 1, 2006 to Dec. 31, 2006; 9.0% from Jan. 1, 2007,
             to Dec. 31, 2007 and 10.5% thereafter)                                          0.00
                                                                               ------------------

(24)  Current Realized Losses Test

         (a) Current Realized Losses for current Remittance Date                             0.00
                                                                               ------------------

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
             Remittance and for current Remittance Date;
             may not exceed 3.50%)                                                          0.00%
                                                                               ------------------

(25)  Class M-1 Principal Balance Test

         (a) The sum of Class M Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 31.500%                                                  20.54%
                                                                               ------------------

(26)  Class M-2 Principal Balance Test

         (a) The sum of Class M-2 Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 22.500%                                                  14.54%
                                                                               ------------------

(27)  Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater
             than $9,000,000.00                                                     37,125,000.00
                                                                               ------------------

         (b) Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance as of preceding Remittance Date is equal to or greater than
             15.375%                                                                        9.79%
                                                                               ------------------

                                                                   SERIES 2000-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                CUSIP NO.#20846Q FL7,FM5,FN3,FP8,FQ6,FR4,FS2,FT0
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 1/2/01
                                     Page 4

                                                                                      Total $                       Per $1,000
                                                                                      Amount                         Original
                                                                                -------------------           --------------------
CLASS M-1 CERTIFICATES
----------------------
(28) Amount available (including Monthly Servicing Fee)                                  250,568.44
                                                                                -------------------
A.  Interest
    (29)  Aggregate interest

         (a) Class M-1 Remittance Rate 7.72%, unless the
             Weighted Average Contract Rate is less than 7.72%)                               7.72%
                                                                                -------------------

         (b) Class M-1 Interest                                                           17,370.00                     0.64333333
                                                                                -------------------           --------------------

         (c) Interest on Class M-1 Adjusted Principal Balance                                  0.00
                                                                                -------------------

    (30)  Amount applied to Class M-1 Interest Deficiency Amount                               0.00
                                                                                -------------------

    (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                                0.00
                                                                                -------------------

    (32)  Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                                0.00                              0
                                                                                -------------------           --------------------

    (33) Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                                0.00                              0
                                                                                -------------------           --------------------

B.   Principal
    (34) Formula Principal Distribution Amount                                                 0.00                            N/A
                                                                                -------------------           --------------------
         a. Scheduled Principal                                                                0.00                            N/A
                                                                                -------------------           --------------------
         b. Principal Prepayments                                                              0.00                            N/A
                                                                                -------------------           --------------------
         c. Liquidated Contracts                                                               0.00                            N/A
                                                                                -------------------           --------------------
         d. Repurchases                                                                        0.00                            N/A
                                                                                -------------------           --------------------

    (35) Class M-1 Principal Balance                                                  27,000,000.00                  1000.00000000
                                                                                -------------------           --------------------
   (35a) Class M-1 Pool Factor                                                           1.00000000
                                                                                -------------------

    (36) Class M-1 Percentage for such Remittance Date                                        0.00%
                                                                                -------------------

    (37) Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                                0.00                     0.00000000
                                                                                -------------------           --------------------
         b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                           0.00
                                                                                -------------------

    (38) Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date                                            0.00
                                                                                -------------------

    (39) Class M-1 Percentage for the following Remittance Date                               0.00%
                                                                                -------------------

    (40) Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                                 0.00
                                                                                -------------------

         (b) Amount applied to Class M-1
             Liquidation Loss Interest Amount                                                  0.00
                                                                                -------------------

         (c) Remaining Class M-1 Liquidation Loss
             Interest Amount                                                                   0.00
                                                                                -------------------

         (d) Amount applied to Unpaid Class M-1
             Loss Interest Shortfall                                                           0.00
                                                                                -------------------

         (e) Remaining Unpaid Class M-1
             Liquidation Loss Interest Shortfalls                                              0.00
                                                                                -------------------

* Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2000-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                CUSIP NO.#20846Q FL7,FM5,FN3,FP8,FQ6,FR4,FS2,FT0
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 1/2/01
                                     Page 5

                                                                                       Total $                       Per $1,000
                                                                                       Amount                         Original
                                                                                -------------------           --------------------
CLASS M-2 CERTIFICATES
----------------------
(41) Amount available (including Monthly Servicing Fee)                                  233,198.44
                                                                                -------------------
A.  Interest
    (42) Aggregate interest

         (a) Class M-2 Remittance Rate 8.20%, unless the
             Weighted Average Contract Rate is less than 8.20%)                               8.20%
                                                                                -------------------

         (b) Class M-2 Interest                                                           14,606.25                     0.68333333
                                                                                -------------------           --------------------

         (c) Interest on Class M-2 Adjusted Principal Balance                                  0.00
                                                                                -------------------

    (43) Amount applied to Class M-2 Interest Deficiency Amount                                0.00
                                                                                -------------------

    (44) Remaining unpaid Class M-2 Interest Deficiency Amount                                 0.00
                                                                                -------------------

    (45) Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                                0.00                              0
                                                                                -------------------           --------------------

    (46) Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                                0.00                              0
                                                                                -------------------           --------------------

B.  Principal
    (47) Formula Principal Distribution  Amount                                                0.00                            N/A
                                                                                -------------------           --------------------
         a. Scheduled Principal                                                                0.00                            N/A
                                                                                -------------------           --------------------
         b. Principal Prepayments                                                              0.00                            N/A
                                                                                -------------------           --------------------
         c. Liquidated Contracts                                                               0.00                            N/A
                                                                                -------------------           --------------------
         d. Repurchases                                                                        0.00                            N/A
                                                                                -------------------           --------------------

    (48) Class M-2 Principal Balance                                                  21,375,000.00                  1000.00000000
                                                                                -------------------           --------------------
   (48a) Class M-2 Pool Factor                                                           1.00000000
                                                                                -------------------

    (49) Class M-2 Percentage for such Remittance Date                                        0.00%
                                                                                -------------------

    (50) Class M-2  Principal Distribution:
         a. Class M-2 (current)                                                                0.00                     0.00000000
                                                                                -------------------           --------------------
         b. Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                           0.00
                                                                                -------------------

    (51) Unpaid Class M-2 Principal Shortfall
         (if any) following current Remittance Date                                            0.00
                                                                                -------------------

    (52) Class M-2 Percentage for the following Remittance Date                               0.00%
                                                                                -------------------

    (53) Class M-2 Liquidation Loss Interest
         (a) Class M-2 Liquidation Loss Amount                                                 0.00
                                                                                -------------------

         (b) Amount applied to Class M-2
             Liquidation Loss Interest Amount                                                  0.00
                                                                                -------------------

         (c) Remaining Class M-2 Liquidation Loss
             Interest Amount                                                                   0.00
                                                                                -------------------

         (d) Amount applied to Unpaid Class M-2
             Loss Interest Shortfall                                                           0.00
                                                                                -------------------

         (e) Remaining Unpaid Class M-2
             Liquidation Loss Interest Shortfalls                                              0.00
                                                                                -------------------

* Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2000-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                CUSIP NO.#20846Q FL7,FM5,FN3,FP8,FQ6,FR4,FS2,FT0
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 1/2/01
                                     Page 6

                                                                                     Total $                      Per $1,000
                                                                                      Amount                       Original
                                                                               -------------------            -----------------
CLASS BI CERTIFICATES
---------------------
         (1) Amount Available less the Class A
             Distribution Amount and Class M-1 Distribution
             Amount (including Monthly Servicing Fee)                                   218,592.19
                                                                               -------------------

         (3) Class B-1 Remittance Rate (9.63%
             unless Weighted Average Contract Rate
             is below 9.63%)                                                                 9.63%
                                                                               -------------------

         (3) Aggregate Class B1 Interest                                                 13,542.19                    .80250015
                                                                               -------------------            -----------------

         (4) Amount applied to Unpaid
             Class B1 Interest Shortfall                                                      0.00                         0.00
                                                                               -------------------            -----------------

         (5) Remaining Unpaid Class B1
             Interest Shortfall                                                               0.00                         0.00
                                                                               -------------------            -----------------

         (6) Amount applied to Class B-1
             Interest Deficiency Amount                                                       0.00
                                                                               -------------------

         (7) Remaining Unpaid Class B-1
             Interest Deficiency Amount                                                       0.00
                                                                               -------------------

         (8) Unpaid Class B-1 Principal Shortfall
             (if any) following prior Remittance Date                                         0.00
                                                                               -------------------

        (8a) Class B Percentage for such Remittance Date                                      0.00
                                                                               -------------------

         (9) Current Principal (Class B Percentage of Formula Principal
             Distribution Amount)                                                             0.00                   0.00000000
                                                                               -------------------            -----------------

       (10a) Class B1 Principal Shortfall                                                     0.00
                                                                               -------------------

       (10b) Unpaid Class B1 Principal Shortfall                                              0.00
                                                                               -------------------

        (11) Class B Principal Balance                                               37,125,000.00
                                                                               -------------------

        (12) Class B1 Principal Balance                                              16,875,000.00
                                                                               -------------------
       (12a) Class B1 Pool Factor                                                       1.00000000
                                                                               -------------------

        (13) Class B-1 Liquidation Loss Interest
             (a) Class B-1 Liquidation Loss Amount                                            0.00
                                                                               -------------------

             (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                 0.00
                                                                               -------------------

             (c) Remaining Class B-1 Liquidation Loss Interest Amount                         0.00
                                                                               -------------------

             (d) Amount applied to Unpaid Class B-1 Liquidation Loss
                 Interest Shortfall                                                           0.00
                                                                               -------------------

             (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall               0.00
                                                                               -------------------


                                                                   SERIES 2000-6
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Dec-00
                                CUSIP NO.#20846Q FL7,FM5,FN3,FP8,FQ6,FR4,FS2,FT0
                                                        TRUST ACCOUNT #3338754-0
                                                          REMITTANCE DATE 1/2/01
                                     Page 7

                                                                                      Total $                      Per $1,000
                                                                                      Amount                        Original
                                                                               -------------------            -----------------
CLASS B2 CERTIFICATES
---------------------
         (14) Remaining Amount Available                                                205,050.00
                                                                               -------------------

         (15) Class B-2 Remittance Rate (10.40%
              unless Weighted Average Contract
              Rate is less than 10.40%)                                                     10.40%
                                                                               -------------------

         (16) Aggregate Class B2 Interest                                                17,550.00                    .86666667
                                                                               -------------------            -----------------

         (17) Amount applied to Unpaid
              Class B2 Interest Shortfall                                                     0.00                         0.00
                                                                               -------------------            -----------------

         (18) Remaining Unpaid Class B2
              Interest Shortfall                                                              0.00                         0.00
                                                                               -------------------            -----------------

         (19) Unpaid Class B2 Principal Shortfall
              (if any) following prior Remittance Date                                        0.00
                                                                               -------------------

         (20) Class B2 Principal Liquidation Loss Amount                                      0.00
                                                                               -------------------

         (21) Class B2 Principal (zero until class B1
              paid down: thereafter, Class B Percentage
              of formula Principal Distribution Amount)                                       0.00                   0.00000000
                                                                               -------------------            -----------------

         (22) Guarantee Payment                                                               0.00
                                                                               -------------------

         (23) Class B2 Principal Balance                                             20,250,000.00
                                                                               -------------------
        (23a) Class B2 Pool Factor                                                      1.00000000
                                                                               -------------------

         (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
              Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
              Amount, Class M-1 Distribution Amount, Class B-1 Distribution
              Amount and Class B-2  Distribution Amount, if the Company or
              Green Tree Financial Servicing Corp. is the Servicer)                     187,500.00
                                                                               -------------------

         (25) Class B-3I Guarantee Fee                                                        0.00
                                                                               -------------------

         (26) Class B-3I Distribution Amount                                                  0.00
                                                                               -------------------

         (27) Class B-3I Formula Distribution Amount (all Excess
              Interest plus Unpaid Class B-3I Shortfall)                                      0.00
                                                                               -------------------

         (28) Class B-3I Distribution Amount (remaining Amount Available)                     0.00
                                                                               -------------------

         (29) Class B-3I Shortfall (26-27)                                            (298,317.40)
                                                                               -------------------

         (30) Unpaid Class B-3I Shortfall                                             (298,317.40)
                                                                               -------------------

         (31) Class M-1 Interest Deficiency on such Remittance Date                           0.00
                                                                               -------------------

         (32) Class B-1 Interest Deficiency on such Remittance Date                           0.00
                                                                               -------------------

         (33) Repossessed Contracts                                                           0.00
                                                                               -------------------
         (34) Repossessed Contracts Remaining in Inventory                                    0.00
                                                                               -------------------

         (35) Weighted Average Contract Rate                                              12.47922
                                                                               -------------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.